UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a – 6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Venture Lending & Leasing IX, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VENTURE LENDING & LEASING IX, INC.

NOTICE OF ANNUAL SHAREHOLDER MEETING
TO BE HELD ON MAY 17, 2023

To the Shareholder of Venture Lending & Leasing IX, Inc.:

An Annual Shareholder Meeting of Venture Lending & Leasing IX, Inc. (“the Fund” or “Fund IX”) will be held at 11:00 a.m., Pacific time, on May 17, 2023, at the offices of Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028, to consider and vote on the election of four members of the Board of Directors and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2023.

Each shareholder that owned shares of the Fund on the close of business on March 26, 2023 is entitled to vote at this meeting. A shareholder may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax or e-mail. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

By order of the Board of Directors of the Fund

/s/ Maurice C. Werdegar

MAURICE C. WERDEGAR
Director, Chairman

March 27, 2023

If you plan to attend our meeting in person, please call Jared S. Thear at (650) 234-4306.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
Please complete the enclosed proxy card, date and sign it, and return it by fax or e-mail.

VENTURE LENDING & LEASING IX, INC.
104 La Mesa Drive, Suite 102
Portola Valley, California 94028

PROXY STATEMENT
ANNUAL SHAREHOLDER MEETING
May 17, 2023

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 17, 2023: This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2022, are available, with log-in information, on the internet at the following address: www.intralinks.com. Please contact Lynda Colletta, at (650) 234-4321, or by e-mail to lyndac@westerntech.com, if you require assistance accessing the website.

Introduction

The Board of Directors of Venture Lending & Leasing IX, Inc. (the “Fund” or “Fund IX”) has issued this proxy statement to solicit proxies for use at the Annual Shareholder Meeting of the Fund to be held at 11:00 a.m., Pacific time, on May 17, 2023, at the offices of Westech Investment Advisors LLC (“Westech”), 104 La Mesa Drive, Suite 102, Portola Valley, California 94028, and at any adjournments thereof (collectively, the “Meeting”). At the Meeting, the election of four members of the Board of Directors of Fund IX and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2023 will be considered and voted upon (the “Proposals”). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first delivered on or about March 27, 2023.

On March 26, 2023, the record date for the Meeting (the “Record Date”), there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of Fund IX outstanding and entitled to vote. For a shareholder’s Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 17, 2023. A shareholder may attend and vote at the Meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax or e-mail. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the Meeting and voting in person. The Fund’s Board of Directors does not have a formal policy regarding whether directors will attend annual shareholder meetings. It is anticipated that the Meeting will be conducted by proxy, with no shareholders attending. At the Fund’s 2022 annual meeting, all votes were submitted by proxy and two members of the Fund’s Board of Directors attended the meeting in person. Should a shareholder indicate an intention to attend the Meeting and discuss items on the agenda, the Secretary of the Fund would so inform the directors, who might then elect to attend.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted “for” the matter listed in the accompanying Notice of Annual Shareholder Meeting and “for” any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively “abstentions”), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. Therefore, with respect to the Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to the Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote “for” the Proposals in favor of such adjournment, and will vote those proxies which they are required to vote “against” the Proposals against such adjournment. A shareholder vote may be taken on one or both Proposals prior to such adjournment if sufficient votes have been received.

The election of each of the nominated directors of the Fund requires approval by a plurality of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present, and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2023 requires approval by a majority of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present. 100% of the Fund’s outstanding Shares are owned by Venture Lending & Leasing IX, LLC (the “LLC”). The LLC in turn is owned by its members (the “LLC Members”). The Operating Agreement of the LLC grants the LLC Members pass-through voting rights, meaning that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the LLC Members, with the same vote required of the LLC Members as is required of the shareholder of the Fund. Accordingly, the election of each of the nominated directors of the Fund requires the prior approval of the holders of at least a plurality of the outstanding shares of membership interests of the LLC (the “LLC Shares”), and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2023 requires the prior approval of at least a majority of the outstanding LLC Shares.

Annex A to this Proxy Statement sets forth information about the beneficial owners and “groups” of beneficial owners (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

Proxy solicitation will be made primarily by e-mail and fax, but proxy solicitations also may be made by mail, telephone calls or personal meetings conducted by officers and employees of the Fund and Westech. The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

The Annual Report for the Fund for its year ended December 31, 2022 has been timely delivered to the Fund’s shareholder.

Election of Directors (Proposal 1) – General Matters

All the nominees have consented to serve as directors of the Fund if elected. If elected, each nominee will serve until the next annual shareholder meeting or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee presented at the Meeting.

These nominees, if elected, will constitute the entire Board of Directors of the Fund. To be elected, each nominee must receive the affirmative vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.

The directors of the Fund who are not “interested persons” of the Fund (the “Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent registered public accounting firm and recommends the engagement of the independent registered public accounting firm. The Fund’s Board of Directors has adopted a written charter for the Audit Committee (the “Audit Committee Charter”), the current version of which is attached to this proxy statement as Annex B. The Audit Committee Charter requires that the Fund’s Board of Directors determine whether one or more members of the Audit Committee will be a designated “financial expert,” as defined in rules adopted by the Securities and Exchange Commission (“SEC”). The Board has determined not to designate a financial expert, based on its belief that all the current members of the Board of Directors possess a high degree of experience and sophistication in financial and/or accounting matters, and that the designation of a financial expert would not appreciably improve the workings of the Board.

The Independent Directors of the Fund also constitute its Nominating Committee. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Directors of the Fund, and has sole discretion to nominate the Independent Directors. The Charter of the Nominating Committee is attached to this proxy statement as Annex C. The Nominating Committee will consider nominees recommended by LLC Members. Proposed nominations should be submitted to the attention of the Secretary of the Fund, c/o Westech Investment Advisors, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028. Any LLC Member wishing to send communications to the Board should submit such communications in the same fashion.

The Nominating Committee has not set minimum qualifications that must be met by director nominees. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. Although the Nominating Committee does not have a formal policy on diversity, it believes that diversity in Board composition is an important factor in evaluating nominees, and seeks to have Board members with diverse backgrounds, experiences, and points of view. All of the Fund’s current Independent Directors were recommended to the Nominating Committee by Westech. In addition to the factors described above, the Nominating Committee considered the fact that all of the Independent Directors have been directors of prior business development companies or members of advisory boards of limited liability companies managed by and/or affiliated with Westech with investment programs similar to that of the Fund, and thus are conversant with the investment program of the Fund and related issues.

Each director’s biography, set forth below, includes information about the director’s specific experience and qualifications that led the Board to conclude that they should serve as a director of the Fund, in light of the Fund’s business and structure. Additionally, the Board believes that each director possesses strong personal and professional ethics, a high standard of integrity and values, and senior leadership skills and experience. Each director has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Fund. The Board believes that each director brings valuable skills and experiences to the Fund that, taken together, provides the Board with a depth of knowledge, judgment and insight necessary to provide effective oversight of the Fund’s operations.

Mr. Smith is a founder and President of Smith Venture Group since 1994 and was also the founding President and Chief Executive Officer at Silicon Valley Bank. Over the past three decades, Mr. Smith has served as an advisor or director for several companies that specialize in venture capital investments.

Mr. Hutter is the founder and Managing Partner of Learn Capital, focusing on early stage and emerging growth companies within the technology and education sectors, and serves on the board or as a board observer for several companies within those sectors. Mr. Hutter has spent over two decades advising and investing in early stage and emerging growth companies.

Mr. Taylor currently serves on the board of directors of Piper Sandler and is the former Executive Vice President, General Counsel and Secretary of Symantec Corporation, where he managed the company’s legal, intellectual property and public policy work. Mr. Taylor has extensive experience advising internet security and technology companies as an independent director.

Mr. Werdegar is Chairman of the Fund and Chairman of Westech. He has worked in various capacities since joining Westech in 2001. His background includes other advisory positions at early stage venture capital firms, including as a Venture Partner at Outlook Ventures.

Mr. Werdegar serves as Chairman of the Board of Directors. Mr. Werdegar possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Fund. Mr. Werdegar is, therefore, well positioned to develop Board agendas that ensure that the Board’s attention is directed to the most critical issues for the Fund. While Mr. Werdegar is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, each of the directors of the Fund, other than Mr. Werdegar, is an Independent Director, and each of the Fund’s committees are composed entirely of Independent Directors.

Each Independent Director is encouraged to regularly contact management with questions or suggestions for agenda items, and the directors are kept informed of the Fund’s business by various documents sent to them and oral reports made to them during Board meetings by the Fund’s management. The Fund has adopted written compliance policies and procedures, which are designed to ensure that the Fund is compliant with all applicable laws. No less frequently than annually, the Board reviews the adequacy of these procedures and the effectiveness of their implementation. In connection with this review, the Fund’s designated Chief Compliance Officer provides a written report to the Board, which discusses, among other things, any material compliance matters or issues that arose during the year. Additionally, the Chief Compliance Officer meets with the Independent Directors of the Fund on an annual basis, without management present. The designation of the Chief Compliance Officer is approved by the Board, including a majority of its Independent Directors, and the Chief Compliance Officer may be removed from his responsibilities only with the approval of the Board, including a majority of the Independent Directors. For the foregoing reasons, the Board believes that its current leadership structure strikes the appropriate balance between effective Board leadership and independent oversight of management.

Because the executive officers of the Fund do not receive compensation from the Fund for their services to the Fund, the Fund does not have a compensation committee.

2022 Director Compensation

    The following table shows the compensation of the directors of the Fund during the last fiscal year:

Name and Position	Aggregate Compensation from the Fund*
Independent Directors
Roger V. Smith Director	$40,000
Robert J. Hutter Director	$30,000
Scott C. Taylor Director	$30,000
Non-Independent Directors
Maurice C. Werdegar Director, Chairman	$—
David R. Wanek** Director, Chief Executive Officer	$—

* Represents cash compensation which is the only form of director compensation. Compensation is prorated based on each director’s period of service during the year as needed.

** Effective October 13, 2022, the Board of Directors of the Fund accepted the resignation of Mr. Wanek to comply with the board independence requirements of Rule 15(f) under the 1940 Act, following the closing of the acquisition by P10 Intermediate Holdings, LLC, an indirect wholly-owned subsidiary of P10, Inc., of all of the issued and outstanding equity interests in Westech. Mr. Wanek’s resignation from the Board of Directors of the Fund was not a result of any dispute or disagreement with the Fund on any matter relating to its operations, policies or practices.

At present, the Independent Directors of the Fund each receive an annual fee from the Fund of $30,000, are reimbursed by the Fund for their expenses in attending meetings of the board of directors or any committee thereof and receive a $1,000 fee for attendance in person at any meeting. The Chair of the Fund’s Audit Committee also receives an annual retainer fee from the Fund of $10,000. Any change to the compensation paid to the Independent Directors must be determined by the Nominating and Corporate Governance Committee of the Fund’s Board of Directors. In addition, each Independent Director that serves as an independent member of the LLC’s advisory board (the “Advisory Board”) may receive annual compensation for his or her Advisory Board service, which Westech determines without any express monetary limit, taking into account the current regulatory environment and the market.

The Non-Independent Directors receive no compensation from the Fund for their services as directors.

The Fund is a private business development company with no public market for its equity securities. In addition, equity interests in the Fund are generally not transferable and are not granted as compensation. Accordingly, the Fund has not deemed it necessary to establish a policy that would restrict the ability of its employees (including officers) or directors to purchase securities or other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by the employee or director.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2) – General Matters

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023, which appointment was unanimously approved by the Board of Directors of the Fund. More information on Deloitte & Touche LLP is set forth below.

PROPOSAL 1 – TO ELECT FOUR DIRECTORS OF THE FUND

The following table provides information concerning each nominee for election to the Board of Directors of Fund IX. Each of our directors serves until a successor is elected and qualified or until the director’s earlier death, resignation, removal or retirement. The address of each nominee is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Name of Nominee for Director	Age as of December 31, 2022	Positions(s) Held with Fund	Director of the Fund Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2022
Independent Directors
Roger V. Smith	81	Director	2017	Founder and President, Smith Venture Group (advisory services for venture capital companies) since 1994. Mr. Smith was previously a member of the Advisory Board of Venture Lending & Leasing III, Inc. He was previously a member of the Board of Directors of Venture Lending & Leasing VI, Inc. (“Fund VI”).	1 - Fund IX	Over $100,000(1)
Scott C. Taylor	58	Director	2017	Director and Chairman of Compensation Committee and member of Audit Committee, Piper Sandler since 2014. Executive Vice President, General Counsel and Secretary of Symantec Corporation (now NortonLifeLock) from 2007-2020; Director and Chairman of Compensation Committee and member of Audit, Nominating and Governance Committees, VirnetX Holding Corporation 2008-2014. He was previously a Director of Venture Lending & Leasing V, Inc. and Venture Lending & Leasing VII, Inc. (“Fund VII”).	1 - Fund IX	$50,001- $100,000 (1)

Name of Nominee for Director	Age as of December 31, 2022	Positions(s) Held with Fund	Director of the Fund Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2022
Robert Hutter	50	Director	2017	Managing Partner of Learn Capital since 2010. He was previously a Director of Fund VII	1 –Fund IX	$0 (1)
Non-Independent Director
Maurice C. Werdegar (2)	57	Director, Chairman	2017	Chairman of Westech Investment Advisors since January 2022; President and Chief Executive Officer of Westech Investment Advisors from June 2015 to December 2021; Chief Operating Officer and Vice President from January 2011 to June 2015; various other positions with Westech Investment Advisors since 2001. Mr. Werdegar is also a member and Chairman of the Board of Directors of Fund VIII. He is also the Chairman of Fund VIII and Fund X.	2 – Fund VIII and Fund IX	Over $100,000(1)
(1)Represents indirect ownership of Shares in the Fund held by the LLC. The director beneficially owns a membership interest in the LLC, which owns 100% of the Fund’s Shares. As a result, the director may be deemed to be a beneficial owner of a portion of the Shares of the Fund. As of December 31, 2022, the Fund’s equity was $268,212,295. Because there is no trading market for the Fund’s Shares, this equity amount was used to determine a per Share value of $2,682.12. This per Share value was then used to determine the aggregate dollar range of equity securities in the Fund that may be deemed to be beneficially owned by the director. The director disclaims beneficial ownership of the Shares except to the extent of his pecuniary interest in the LLC, and the inclusion of the Shares in the above table shall not be deemed an admission of beneficial ownership of the Shares for purposes of Section 16 of the Exchange Act, or for any other purpose.

(2)Because of Mr. Werdegar’s position with Westech, he is an “interested person” of the Fund.

During the year ended December 31, 2022: the Fund’s Board of Directors met seven times; the Audit Committee met one time; and the Nominating Committee met one time. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he served held during the last fiscal year and while he served as a director.

PROPOSAL 2 – TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and such appointment was unanimously approved by the Board of Directors of the Fund. Information concerning the Audit Committee’s recommendation regarding the selection of Deloitte & Touche LLP is set forth in the Audit Committee Report below, and information concerning the fees charged by Deloitte & Touche LLP and its affiliates is set forth under “Other Information” below.

Audit Committee Report. The Audit Committee reviewed and discussed with management the Fund’s audited financial statements for the year ended December 31, 2022. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), and by the SEC.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee considered whether the provision of non-financial audit services was compatible with Deloitte & Touche LLP’s independence in performing financial audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit Committee also recommended the selection of Deloitte & Touche LLP to serve as independent registered public accounting firm for the year ending December 31, 2023.

Audit Committee: Roger V. Smith (Chairman), Robert J. Hutter, Scott C. Taylor.

OTHER INFORMATION

Manager. The Fund’s investment adviser is Westech Investment Advisors LLC. Westech Investment Advisors’ principal business address is 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Independent Registered Public Accounting Firm. Effective December 2017, Deloitte & Touche LLP was appointed as the Fund’s independent registered public accounting firm. The Audit Committee has considered the independence of Deloitte & Touche LLP, and has concluded that the provision of non-audit services by Deloitte & Touche LLP and the other member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively referred to as the “Deloitte entities”) is compatible with maintaining auditor independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

The following is a summary of the aggregate fees billed by Deloitte entities to the Fund.

Audit Fees. The aggregate fees charged for professional services required for the audit of the Fund’s annual financial statements for the fiscal years ended December 31, 2022 and 2021 and the reviews of the interim financial statements included in the Fund’s Form 10-Qs for 2022 and 2021 were $219,175 (2022) and $212,790 (2021).

Audit-Related Fees. The Deloitte entities did not provide, and did not charge any fees for, any other-audit-related services for the fiscal year ended December 31, 2022. The aggregate fees charged for audit-related services for the fiscal year ended December 31, 2021 was $2,000.

Tax Fees. The aggregate fees charged for tax advisory and preparation services for the fiscal years ended December 31, 2022 and 2021 were $32,300 (2022) and $30,000 (2021).

All Other Fees. The Deloitte entities did not provide any other services for the fiscal years ended December 31, 2022 and 2021.

As set forth in the Audit Committee Charter, all auditing services and permitted non-audit services to be performed for the Fund by the independent registered public accounting firm are pre-approved by the Audit Committee in accordance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee followed such procedures with respect to the approval of the fees described above. All audit services were performed by full-time, permanent employees of Deloitte entities.

Executive Officers of the Fund. The following are the executive officers of the Fund other than Mr. Werdegar. The address of each officer is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Name and Position With Fund	Age as of December 31, 2022	Principal Occupation and Business History
David R. Wanek, Chief Executive Officer and President	49	Chief Executive Officer for the Fund since 2022; President of the Fund since 2019. Mr. Wanek has held the position of Chief Executive Officer and President of Westech Investment Advisors since 2022; and various other positions with Westech Investment Advisors since 2001.
Jared S. Thear, Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer	45	Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund since 2021. Mr. Thear has held the same positions with Westech Investment Advisors since 2021 and served as Administrative Partner for Westech Investment Advisors since 2021. From 2001 to 2021, he worked for Deloitte & Touche where he led the Northwest Asset Management audit function from 2014 to 2021.
Rodolfo Ruano, Vice President and Assistant Secretary	55	Vice President and Assistant Secretary of the Fund since 2021. Mr. Ruano has held the position of Vice President of Westech Investment Advisors and various other positions with Westech Investment Advisors since 2011.

Compensation of Executive Officers. Executive officers of the Fund do not receive any compensation from the Fund for their services to the Fund. Services necessary for the Fund’s business are provided by individuals who are employees of Westech or its affiliates, pursuant to the terms of the Investment Management Agreement by and between the Fund and Westech (the “Management Agreement”). Westech selects, structures, closes and monitors the Fund’s investments, acting under the supervision of the Fund’s Board of Directors.

Annual Reports. The Fund will furnish to its shareholder, without charge, additional copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Delinquent Section 16(a) Reports. Section 16(a) of the Exchange Act, requires our executive officers, directors, and “beneficial owners” of more than 10% of our capital shares registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership of our capital shares with the SEC, and to provide copies of such reports to us. Based on a review of those reports and written representations from the reporting persons, we believe that during fiscal 2022, all transactions were reported on a timely basis except for a Form 3 by Bonnie S. Swenson reporting her beneficial ownership of Shares received in connection with the death of Ron W. Swenson and the contribution of Shares to the Bonnie Sue Swenson Survivor’s Trust which was due on January 11, 2022, and filed on March 7, 2022.
Submission of Shareholder Proposals. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund, at 104 La Mesa Drive, Suite 102, Portola Valley, California 94028. To be included in the proxy for the next Annual Meeting of Shareholders pursuant to rule 14a-8 under the Exchange Act (“Rule 14a-8”), proposals should be received no later than November 28, 2023. To present a shareholder proposal for the next Annual Meeting of Shareholders (other than pursuant to Rule 14a-8), proposals should be received no later than April 2, 2024.

Other Matters to Come Before the Meeting. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                    By order of the Board of Directors of the Fund

                    /s/ Maurice C. Werdegar

                    MAURICE C. WERDEGAR
                    Director, Chairman

March 27, 2023

ANNEX A

Beneficial Ownership of Fund Shares

As of March 26, 2023, there were 100,000 shares of Common Stock of Fund IX (the “Shares”), $0.001 par value, issued and outstanding, all owned by Fund IX’s sole shareholder, the LLC.

Under the LLC’s Operating Agreement, the LLC may take no action as shareholder of Fund IX without first soliciting and/or taking instructions from the LLC members, to the same extent as if the members of the LLC were shareholders of Fund IX, with ownership interests therein identical to their respective ownership of LLC Shares in the LLC. Accordingly, for purposes of the tables below, the respective ownership of LLC Shares by the members of the LLC is addressed as if such members owned an identical pro rata interest in the outstanding shares of Fund IX.

Venture Lending & Leasing IX GP, LLC (the “GP”) is the managing member of the LLC. Westech is the managing member of the GP.
Beneficial Owners of More Than 5% of Fund IX Shares as of the Record Date*

Name and Address of Shareholder**	Number and Percentage of Shares Beneficially Owned
Venture Lending & Leasing IX, LLC	100,000; 100%
Westech Investment Advisors LLC***	100,000; 100%
Venture Lending & Leasing IX GP, LLC***	100,000; 100%
Westech Investment Management, Inc.***	100,000; 100%
P10 Intermediate Holdings LLC and/or P10, Inc. ***	100,000; 100%
Cedarwood Ventures Pte. Ltd.	14,130; 14.13%
Gordon E. and Betty I. Moore Foundation	14,130; 14.13%
University of Notre Dame du Lac	7,609; 7.61%
Master Trust Agreement Between Pfizer Inc. and The Northern Trust Company	8,696; 8.70%
UNC Investment Fund, LLC	5,435; 5.43%

* Each is an indirect beneficial owner of more than 5% of the Shares by virtue of owning more than a 5% membership interest in the LLC.

** The address of each of the shareholders listed in this Annex is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

*** The GP may be deemed to be a beneficial owner of the 100,000 Shares of Fund IX owned by the LLC by virtue of its position as the managing member of the LLC. Westech may be deemed to be a beneficial owner of the 100,000 shares of Fund IX owned by the LLC by virtue of its position as the managing member of the GP. P10 Intermediate Holdings LLC whose ultimate parent company is P10, Inc. may be deemed to be an indirect beneficial owner of the 100,000 shares of Fund IX owned by the LLC by virtue of its relationship to Westech, the managing member of the GP. Westech is 100% owned by P10 Intermediate Holdings LLC.

Beneficial Ownership of Fund IX Shares by Fund Directors and Executive Officers as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
All directors and executive officers as a group (7 persons)**	100,000; 100%

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

** Each is an indirect beneficial owner of shares by virtue of owning a membership interest in the LLC. If the 100,000 shares that are owned by the LLC are disregarded, the directors and executive officers, as a group, beneficially own less than 1% of the outstanding shares.

ANNEX B

CHARTER FOR THE AUDIT COMMITTEE

OF

VENTURE LENDING & LEASING IX, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of Directors of Venture Lending & Leasing IX, Inc. (the “Fund”). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

Purpose

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility by monitoring and overseeing: (i) the integrity of the Fund’s accounting and financial reporting process; (ii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm(s) (the “independent public accountant”); and (iii) the adequacy of the Fund’s overall system of internal controls regarding finance, accounting, legal and regulatory compliance. Additionally, the Audit Committee shall undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Audit Committee.

Authority

The Audit Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources and authority to discharge its responsibilities effectively, including, but not limited to, the authority to (i) retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties and (ii) create subcommittees with such powers as the Audit Committee shall from time to time confer. Members of the Audit Committee are not full-time employees of the Fund or Management (as defined below) and are not, and do not represent themselves to be, accountants or auditors by profession. It is not the duty or the responsibility of the Audit Committee to conduct any type of auditing or accounting reviews or procedures to determine whether the Fund’s financial statements are complete and accurate and are in accordance with general accepted accounting principles, or to set auditor independence standards. The Audit Committee shall be entitled to rely on: (i) the integrity of those persons within and outside the Fund and Management from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (iii) statements made by the officers and employees of the Fund, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent public accountant to the Fund.

Composition and Term of Members of the Audit Committee; Audit Sub-Committee

The Audit Committee shall be composed of not less than two members of the Board of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), each of whom is able to read and understand financial statements. As required by Section 301 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the members of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Audit Committee, as a member of another Committee of the Board of Directors, or as a member of the Board of Directors), or be an affiliated person of the Fund. As required by Section 407 of the Sarbanes-Oxley Act, the Board shall consider at least annually whether one or more members of the Audit Committee will be designated as an “audit committee financial expert” as defined in rules adopted by the Securities and Exchange Commission to implement that requirement.

The members of the Board of Directors who are members of the Audit Committee are listed in Exhibit A hereto. The members of the Audit Committee shall designate one member to serve as Chair of the Audit Committee. Each member of the Audit Committee shall serve until a successor is appointed.

The Chair of the Audit Committee, together with the chairs of the audit committees of other business development companies advised by Westech Investment Advisors, LLC (“Westech”), shall comprise an audit sub-committee (the “Audit Sub-Committee”) having such powers and responsibilities as the Audit Committee shall from time to time confer. The Audit Sub-Committee members are listed in Exhibit A hereto.

Meetings

The Audit Committee shall meet no less frequently than once a year, with additional meetings being held as deemed appropriate by the Chair of the Committee. Counsel to the Independent Directors of the Fund will serve as counsel to the Audit Committee, and will be responsible for preparing and maintaining minutes of the meetings of the Audit Committee. Minutes of each such meeting will be circulated to all members of the Audit Committee in a timely manner.

The Audit Sub-Committee shall meet at such times as deemed appropriate by the members thereof, typically expected to be on a quarterly basis in advance of the quarterly meetings of the Board of Directors. Counsel to the Independent Directors or the Chief Financial Officer will be responsible for preparing and maintaining minutes of the meetings of the Audit Sub-Committee and will circulate such minutes to all members of the Audit Committee at the next following meeting of the Audit Committee.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Fund and its shareholders relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent public accountant, and the individuals at Westech who provide financial and executive management of the Fund (“Management”).

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.Identify the independent public accountant to be recommended for selection by the Board of Directors to audit the financial statements of the Fund and review the independent public accountant’s fees and compensation to determine whether they are appropriate in relation to the services provided.

2.Evaluate the independence of the independent public accountant, including evaluating whether the independent public accountant provides audit services or consulting services to Management, or consulting services to the Fund or other funds advised by Westech, and to receive the specific representations of the independent public accountant as to its independence. Specifically, the Audit Committee will be responsible for evaluating and pre-approving the provision of all audit services and permitted non-audit services (including the fees charged and the terms thereof) to the Fund by the independent public accountant as required by Sections 201 and 202 of the Sarbanes-Oxley Act. The Audit Committee may delegate its authority to evaluate and pre-approve audit and permitted non-audit services to the chair of the Audit Committee, provided that the decisions of the chair of the Audit Committee to grant any such pre-approvals shall be presented to the full Audit Committee for ratification at its next scheduled meeting.

3.Meet with the independent public accountant and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, the Audit Committee will review the (i) Fund’s financial statements and related footnotes, and the independent public accountant’s report thereon; (ii) communications regarding the scope and results of the audit, as required by the standards of the Public Company Accounting Oversight Board (the “PCAOB”); and (iii) communications regarding any other matters which are required to be communicated by the independent auditors and discussed with the Audit Committee pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process.

4.Evaluate the audit partner rotation requirement in Section 203 of that the Sarbanes-Oxley Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act.

5.Review with the independent public accountant and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by Management to recommendations for improvement made by the independent public accountant. The Audit Committee will receive and review the certifications required by Section 302 of the Sarbanes-Oxley Act, and the related information and reports required of Management by rules adopted from time to time under Section 30(a) of the 1940 Act, and will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Fund as required in Section 406 of the Sarbanes-Oxley Act.

6.Review periodically with the independent public accountant the form of the Fund’s financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountant is satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

7.Provide the independent public accountant with the opportunity to meet at least annually in Executive Session with the members of the Audit Committee without representatives of Management being present. Among the items to be discussed in these meetings are the independent public accountant’s evaluation of Management’s financial and accounting personnel, and the cooperation that the independent public accountant received during the course of its audit. The Audit Committee will also receive the report of the independent public accountant required by Section 204 of the Sarbanes-Oxley Act.

8.Meet to evaluate the performance of the independent public accountant at least annually without representatives of the independent public accountant being present.

9.Review fees of the independent public accountant in relation to services provided to the Fund.

10.Investigate any improprieties or suspected improprieties in the Fund’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Fund, and will receive, retain, and consider confidential, anonymous submissions by employees of the Fund of concerns regarding questionable accounting or auditing matters as contemplated by Section 301 of the Sarbanes-Oxley Act.

11.Review material violations of the Fund’s or Management’s Code of Ethics and determine what action should be taken, if any.

12.Summarize the proceedings of all meetings of the Audit Committee and Audit Sub-Committee at meetings of the Board of Directors of the Fund.

13.Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain special counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

14.Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Fund.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and should remain flexible so that it can react to changing conditions and environments and to assure the Board of Directors of the Fund and shareholders of the Fund that the accounting and reporting practices of the Fund are in accordance with all applicable requirements.

The following matters may be delegated to the Audit Sub-Committee:

1.Meet with the auditors on a quarterly basis.

2.Review the interim condensed financial statements.

3.Receive required communications in connection with the annual audit of the Funds or other matters.

4.Review any material changes to internal controls of the Firm.

5.Pre-approve audit and non-audit services (such as special procedures or tax services) in between meetings of Audit Committee.

6.Such other matters as the Audit Committee may from time to time determine.

Effective as of December 2017
Revised March 16, 2022

EXHIBIT A

Members of the Audit Committee
Roger V. Smith (Chairman)
Robert J. Hutter
Scott C. Taylor

Members of the Audit Sub-Committee
Spiro C. Lazarakis
Roger V. Smith

ANNEX C

CHARTER FOR THE NOMINATING COMMITTEE

OF

VENTURE LENDING & LEASING IX, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Directors of Venture Lending & Leasing IX, Inc., (the “Fund”). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

Purpose

The Nominating Committee has as its primary purpose, among other things, responsibility for the nomination of one or more persons to serve as a member of the Board of Directors of the Fund.

Authority

The Nominating Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be composed of all the members of the Board of Directors who are not “interested persons” of the Fund (“Independent Director”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”). The members of the Board of Directors who are members of the Nominating Committee are listed in Exhibit A hereto. The members of the Nominating Committee shall designate one member to serve as Chair of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed.

Meetings

The Chair of the Nominating Committee shall call meetings on an “as needed” basis. Meetings may be held as often as deemed appropriate by the Chair of the Nominating Committee. Counsel to the Independent Directors of the Fund will serve as counsel to the Nominating Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Nominating Committee. Minutes of each such meeting will be circulated to all members of the Nominating Committee in a timely manner.

Responsibilities

The Nominating Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Fund.

Functions of the Committee

1.	The Nominating Committee shall nominate persons to become Independent Directors. The Nominating Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from Westech Investment Advisors Inc. (“Westech”), and other principal service providers to the Fund. A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of Section 301 of the Sarbanes-Oxley Act of 2002. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair the independence of a candidate, such as business, financial, or family relationships with Westech, or other principal service providers.

2.	Candidates may be recommended by members of the Nominating Committee and by members of the Board of Directors. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.

3.	The Nominating Committee shall periodically review the corporate governance procedures of the Board of Directors and shall recommend any appropriate changes to the Board of Directors.

4.	The Nominating Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board of Directors.

5.	The Nominating Committee shall periodically review the compensation received by Independent Directors and shall recommend any appropriate changes to the level or form of such compensation to the Independent Directors as a group.

Nominations with respect to Other Committees of the Board

1.	The Nominating Committee shall make nominations for membership on all of the Committees created by the Board of Directors and shall review such assignments at least annually.

2.	The Nominating Committee shall review, as necessary, the responsibilities of each of the Committees created by the Board of Directors, including whether there is a continuing need for the Committee, whether there is a need for the Board of Directors to create any additional Committees, and whether any of the existing Committees should be combined or reorganized. The Nominating Committee shall make recommendations for any such action to the Board of Directors.

Retirement Policies

1.	It shall be the policy of the Nominating Committee that Independent Directors will retire from active service on the Board of Directors at the end of the year in which they reach their 79th birthday (“Retirement Date”), provided however, that the term for each Independent Director upon reaching his or her Retirement Date shall automatically renew for up to five successive one-year periods unless the Nominating Committee determines in its sole discretion not to renew an Independent Director’s term for any such one-year term subsequent to his or her Retirement Date.

Other Powers and Responsibilities

1.	The Nominating Committee shall monitor the performance of independent legal counsel employed by the Independent Directors as defined in Rule 0-1 under the 1940 Act, and shall be responsible for the supervision of such independent legal counsel.

2.	The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Nominating Committee shall consider such other matters as may be referred to it from time to time by the Board of Directors.

Effective as of December 2017
Amended March 2022

EXHIBIT A

Members of the Nominating Committee

Roger V. Smith (Chairman)
Robert J. Hutter
Scott C. Taylor

PROXY

Venture Lending & Leasing IX, Inc.
Annual Meeting of Shareholders – May 17, 2023

The undersigned hereby appoints as proxies Jared S. Thear and Rodolfo Ruano and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.01 par value (“Shares”) of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. Unless otherwise indicated to the contrary for a proposal, this proxy shall be deemed to grant authority to vote “FOR” the proposal. This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing IX, Inc.

Please sign and date this proxy and return it to Westech Investment Advisors LLC, by fax to the attention of Thomas Romero, at (650) 234-4343, or by e-mail to thomas@westerntech.com.
    Please indicate your vote by an “X” in the appropriate box below. The Board of Directors recommends a vote “FOR” the proposals below.

Election of Roger V. Smith, Robert J. Hutter, Scott C. Taylor and Maurice C. Werdegar as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)	FOR ______	AGAINST ______	ABSTAIN ______

Ratification of the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR ______	AGAINST ______	ABSTAIN ______

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 17, 2023: The Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2022, are available on the internet at the following address: www.intralinks.com.

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.” If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

________________________ Name of Shareholder
________________________ Signature ________________________ Title (if applicable)
Dated: _______________, 2023